EXHIBIT (10)(a)

                               Consent of Counsel


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     To Whom It May Concern:

         I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-31320) filed by Phoenix Home Life Variable Accumulation Account with the Securities and Exchange Commission under the Securities Act of 1933.

                                      Very truly yours,


     Dated:  November 20, 2000        /s/ Edwin L. Kerr
                                      ---------------------------
                                      Edwin L. Kerr, Counsel
                                      Phoenix Home Life Mutual Insurance Company